UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2013

STEWART ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

LOUISIANA	1-15449	72-0693290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1333 South Clearview Parkway Jefferson, Louisiana	70121
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (504) 729-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On June 10, 2013, Stewart Enterprises, Inc. (the “Company”) issued a press release reporting its results for the second quarter of fiscal year 2013. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01 Other Events

See Item 2.02 which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release by Stewart Enterprises, Inc. dated June 10, 2013 reporting its results for the second quarter of fiscal year 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.

June 10, 2013	/s/ Angela M. Lacour
Angela M. Lacour
Senior Vice President of Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release by Stewart Enterprises, Inc. dated June 10, 2013 reporting its results for the second quarter of fiscal year 2013

3